UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

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SYNUTRA INTERNATIONAL, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SYNUTRA INTERNATIONAL, INC.
2275 Research Blvd., Suite 500
Rockville, Maryland 20850

January 15, 2010

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Synutra International, Inc. to be held at 11:00 A.M. local time on February 8, 2010 at the Synutra International Building, 106 Dong Lu Yuan, Tongzhou District, Beijing 101101, China.

As more fully described in the attached Notice of Annual Meeting and the accompanying proxy statement, at the annual meeting, our stockholders will consider and vote to (i) elect three Class II directors to our Board of Directors, and (ii) ratify the appointment of Deloitte Touche Tohmatsu CPA Ltd. as our independent registered public accountant for the fiscal year ending March 31, 2010.

Whether or not you plan to attend the annual meeting, please submit your proxy to ensure your representation and the presence of a quorum at the annual meeting.  This year you may submit your proxy over the Internet or by marking, signing, dating and mailing the enclosed proxy card.

The Board of Directors recommends that you vote “FOR” the proposals presented in this proxy statement.

Sincerely,

Liang Zhang
Chairman of the Board of Directors

SYNUTRA INTERNATIONAL, INC.
2275 Research Blvd., Suite 500
Rockville, Maryland 20850

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 8, 2010

Notice is hereby given that an Annual Meeting of Stockholders of Synutra International, Inc. for the fiscal year ended March 31, 2009 (“Annual Meeting”), will be held at 11:00 A.M. local time on February 8, 2010 at the Synutra International Building, 106 Dong Lu Yuan, Tongzhou District, Beijing 101101 – China, for the purpose of considering and voting:

•	to elect three Class II directors to our Board of Directors;

•	to ratify the appointment of Deloitte Touche Tohmatsu CPA Ltd. as our independent registered public accountant for the fiscal year ending March 31, 2010; and

•	to transact any other business as may properly come before the meeting or at any adjournment thereof.

We have fixed the close of business on January 8, 2010, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.  Only our stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.  Stockholders are requested to complete, sign, date and mail the enclosed proxy card in the envelope provided.  Alternatively, stockholders may vote via the Internet, in accordance with the instructions provided in the attached proxy/voting instruction card.

This Notice of Annual Meeting and the accompanying proxy statement and proxy card are being sent to stockholders on or about January 15, 2010.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on February 8, 2010:

The proxy statement, proxy card and Annual Report to Stockholders for the fiscal year ended March 31, 2009 are also available at the following website:  www.envisionreports.com/SYUT.

By Order of the Board of Directors,

LIANG ZHANG
Chairman of the Board of Directors

January 15, 2010

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE ELECTRONICALLY VIA THE INTERNET OR BY COMPLETING, SIGNING, DATING AND RETURNING THE PROXY/VOTING INSTRUCTION CARD IN THE PRE-ADDRESSED RETURN ENVELOPE PROVIDED. IF GIVEN, YOU MAY REVOKE YOUR PROXY BY FOLLOWING THE INSTRUCTIONS IN THE PROXY STATEMENT AND ATTACHED PROXY/VOTING INSTRUCTION CARD.

TABLE OF CONTENTS

PROXY STATEMENT	1
QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND ANNUAL MEETING	3
PROPOSAL I – ELECTION OF DIRECTORS	6
PROPOSAL II – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	8
SECURITY OWNERSHIP OF CERTAIN BENEFICAL OWNERS AND MANAGEMENT	9
DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT	11
DIRECTOR AND EXECUTIVE OFFICER COMPENSATION	18
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.	26
STOCKHOLDER PROPOSALS	28
DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS	30
OTHER MATTERS	31
FORWARD-LOOKING STATEMENTS	31
WHERE YOU CAN FIND MORE INFORMATION	31

i

SYNUTRA INTERNATIONAL, INC.
2275 Research Blvd., Suite 500
Rockville, Maryland 20850

PROXY STATEMENT

Annual Meeting of Stockholders to Be Held On February 8, 2010

The Annual meeting

This proxy statement is being furnished to the stockholders of Synutra International, Inc., a Delaware corporation (the “Company”) in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board”) for use at the Annual Meeting to be held at 11:00 A.M. local time on February 8, 2010, at the Synutra International Building, 106 Dong Lu Yuan, Tongzhou District, Beijing 101101 – China, and at any adjournments or postponements thereof.

The purpose of the annual meeting is to consider and vote upon the following matters:

•	to elect three Class II directors to our Board of Directors;

•	to ratify the appointment of Deloitte Touche Tohmatsu CPA Ltd. (“Deloitte”) as our independent registered public accountant for the fiscal year ending March 31, 2010; and

•	to transact any other business as may properly come before the meeting or at any adjournment thereof.

Stockholders of the Company as of January 8, 2010, the Record Date, may vote in one of the following two ways whether or not you plan to attend the annual meeting: (1) by completing, signing and dating the accompanying proxy card and returning it in the enclosed postage-prepaid envelope, or (2) by completing your proxy on the Internet at the address listed on the proxy card. It is important that you vote your shares whether or not you attend the meeting in person. If you attend the Annual Meeting, you may vote in person even if you have previously returned your proxy card or completed your proxy on the Internet. Shares represented by proxy will be voted in accordance with the instructions you provide to the individuals named on the proxy. If you provide no instructions, the shares will be voted “FOR”(i) the election of three nominees listed on the attached proxy card; and (ii) the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending March 31, 2010.  All validly executed proxies received by our Board pursuant to this solicitation will be voted at the annual meeting, and the directions contained in such proxies will be followed.

The proxy card is attached as Appendix A to this proxy statement.  Specific directions to the Synutra International Building, the location of the meeting, are attached as Appendix B to this proxy statement.

NO MATTER WHAT METHOD YOU ULTIMATELY DECIDE TO USE TO VOTE YOUR SHARES, WE URGE YOU TO VOTE PROMPTLY.

This Proxy Statement and the accompanying proxy card are first being mailed to our stockholders on or about January 15, 2010.

Record Date; Shares Entitled To Vote; Vote Required To Approve The Transaction

The Board has fixed the close of business on January 8, 2010 (the “Record Date”), as the date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.  On the Record Date, 54,000,713 shares of our common stock, par value $0.0001 per share (“Common Stock”) were issued and outstanding, and pursuant to our Bylaws, each outstanding share of Common Stock is entitled to one vote on each matter submitted to vote at a meeting of our stockholders.  Stockholders do not have cumulative voting rights.

A majority of the issued and outstanding shares of Common Stock entitled to vote, represented either in person or by proxy, is necessary to constitute a quorum for the transaction of business at the annual meeting.  In the absence of a quorum, the annual meeting may be postponed from time to time until stockholders holding the requisite number of shares of our Common Stock are represented in person or by proxy.  Broker non-votes and abstentions will be counted towards a quorum at the annual meeting, but will not count as votes for or against the proposal.  If you return the attached proxy card with no voting decision indicated, the proxy will be voted “FOR” the approval of all proposals made at the meeting.  Each holder of record of shares of our Common Stock is entitled to cast, for each share registered in his or her name, one vote per proposal described in this proxy statement.

Solicitation, Voting and Revocation Of Proxies

This solicitation of proxies is being made by our Board, and our Company will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials.  In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communications by directors, officers and employees of our Company, who will not receive any additional compensation for such solicitation activities.  We also will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

Shares of our Common Stock represented by a proxy properly signed and received at or prior to the Annual Meeting, unless properly revoked, will be voted in accordance with the instructions on the proxy.  If a proxy is signed and returned without any voting instructions, shares of our Common Stock represented by the proxy will be voted “FOR” the proposal described in this proxy statement, and in accordance with the determination of the majority of our Board, as to any other matter which may properly come before the annual meeting, including any adjournment or postponement thereof.  A stockholder may revoke any proxy given pursuant to this solicitation by: (i) delivering to our corporate secretary, prior to or at the annual meeting, a written notice revoking the proxy; (ii) delivering to our corporate secretary, at or prior to the annual meeting, a duly executed proxy relating to the same shares and bearing a later date; or (iii) voting in person at the annual meeting.  Attendance at the annual meeting will not, in and of itself, constitute a revocation of a proxy.  All written notices of revocation and other communications with respect to the revocation of a proxy should be addressed to:

Synutra International, Inc.
2275 Research Blvd., Suite 500
Rockville, Maryland 20850
Attention: Corporate Secretary

Our Board of Directors is not aware of any business to be acted upon at the annual meeting other than consideration of the proposal described herein.

Internet Voting

This year, in addition to marking, signing, dating and mailing the enclosed proxy card, you may vote over the Internet.  Voting via the Internet is fast, convenient and your vote is immediately confirmed and tabulated. If you choose to vote via the Internet, instructions to do so are set forth on the enclosed proxy card.  If you own your shares in your own name, you can vote via the Internet in accordance with the instructions provided on the enclosed proxy card. If your shares are held in “street name” by a bank, broker or other nominee, you can also vote via the Internet by following the voting instructions provided by your bank, broker or other nominee, which are included with this proxy statement. You may need to contact your bank or broker to vote.

If you vote via the Internet, you do not have to mail in your proxy card, but your vote must be received by 11:59 p.m., New York City Time, on February 5, 2010.

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND ANNUAL MEETING

Q:	WHAT IS THIS PROXY STATEMENT AND WHY AM I RECEIVING IT?

A:
You are receiving this proxy statement in connection with an annual meeting of stockholders called by our Board of Directors in connection with soliciting stockholder votes for the purpose of (i) electing three Class II directors to our Board to serve for a term ending on the date of the third annual meeting of stockholders following the date such persons are elected as Class II directors, or until their successors are duly elected and qualified; and (ii) ratifying the appointment of Deloitte Touche Tohmatsu CPA Ltd. as our independent registered public accountant for the fiscal year ending March 31, 2010, in each case, as more fully described in this proxy statement. You have been sent this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the annual meeting of stockholders called for the purpose of voting on the foregoing matters

Q:	WHAT INFORMATION IS CONTAINED IN THIS PROXY STATEMENT?

A:
The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, compensation of our directors and most highly paid executive officers, and certain other required information.

Q:	WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING, AND WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

A:
Only holders of shares of our Common Stock, as of the Record Date, are entitled to vote at the annual meeting.  As of January 8, 2010, the Record Date, there were 54,000,713 shares of our Common Stock issued and outstanding, and entitled to notice of and to vote at the annual meeting. For all matters each outstanding share of our common stock will be entitled to one vote on each matter. Stockholders do not have cumulative voting rights.  Under Delaware law, and pursuant to our Bylaws, a majority of the issued and outstanding shares of Common Stock entitled to vote, represented either in person or by proxy, is necessary to constitute a quorum for the transaction of business at the annual meeting. Once a quorum is established, stockholder approval with respect to a particular proposal is generally obtained by the affirmative vote of a majority of our issued and outstanding shares of Common Stock entitled to vote at the annual meeting, represented in person or by proxy, except for the election of directors which is determined by a simple plurality of the votes cast.

Q:	DOES OUR BOARD OF DIRECTORS RECOMMEND VOTING “FOR” THE PROPOSALS?

A:	Yes. Our Board of Directors unanimously recommends that our stockholders vote “FOR” each of the proposals described in this proxy statement.

Q:	HOW MAY I VOTE ON THE PROPOSALS IF I OWN SHARES IN MY OWN NAME?

A:
If you own your shares in your own name, you may vote on the proposals presented in this proxy statement in one of the following two ways whether or not you plan to attend the annual meeting: (1) by completing, signing and dating the accompanying proxy card and returning it in the enclosed postage-prepaid envelope, or (2) by completing your proxy on the Internet at the address listed on the proxy card. It is important that you vote your shares whether or not you attend the meeting in person. If you provide no instructions, the shares will be voted “FOR”(i) the election of three nominees listed on the attached proxy card; and (ii) the ratification of the appointment of Deloitte Touche Tohmatsu CPA Ltd. as our independent registered public accounting firm for the fiscal year ending March 31, 2010.

Q:	HOW MAY I VOTE ON THE PROPOSALS IF MY SHARES ARE HELD IN “STREET NAME” BY MY BROKER, BANK OR OTHER NOMINEE?

A:
If your shares are held in “street name” by a bank, broker or other nominee, you can also vote via the Internet. If your shares are held in “street name” through a broker, bank or other nominee, you can also vote via the Internet by following the voting instructions provided by your bank, broker or other nominee. You may need to contact your bank or broker to vote.  If your shares are held in “street name” through a broker, bank or other nominee, under certain circumstances the nominee may vote your shares. Brokerage firms have authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters. The ratification of an accounting firm is a routine matter.  However, unlike in prior years, a broker, banker or other nominee no longer has discretion to vote for or against the election of directors.  If you do not provide voting instructions to your brokerage firm, the brokerage firm may either: (1) vote your shares on routine matters, or (2) leave your shares unvoted as to nonroutine matters such as the election of directors.  Accordingly, we encourage you to provide instructions to your brokerage firm by signing and returning your proxy. This ensures your shares will be voted at the meeting.  When a brokerage firm votes its customers’ unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the meeting and determining the outcome of the vote on routine matters.

Q:	CAN I CHANGE MY MIND AND REVOKE MY PROXY?

A:
Yes.  If you are a stockholder of record, you may change your vote at any time before the polls close at the meeting. You may do this by (i) delivering to our corporate secretary, prior to or at the annual meeting, a written notice revoking the proxy; (ii) delivering to our corporate secretary, at or prior to the annual meeting, a duly executed proxy relating to the same shares and bearing a later date; or (iii) voting in person at the annual meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. If you hold your shares in “street name,” you may submit new voting instructions by contacting your broker, bank or other nominee.  If you voted by Internet, you may change your vote at any time up until 11:59 p.m., New York City Time, on February 5, 2010, by resubmitting a new Internet vote. Your last Internet vote will be the one which is used for voting purposes.

Q:	CAN I VOTE MY SHARES IN PERSON?

A:
Yes. The Annual Meeting is open to all holders of our common stock as of the Record Date.  To vote in person, you will need to attend the meeting and bring with you evidence of your stock ownership. If your shares are registered in your name, you will need to bring a copy of stock certificate(s) together with valid picture identification. If your shares are held in the name of your broker, bank or another nominee or you received your proxy materials electronically, you will need to bring evidence of your stock ownership, such as your most recent brokerage account statement, and valid picture identification.

Q:	DO I HAVE DISSENTERS’ RIGHTS IN CONNECTION WITH THE PROPOSALS?

A:
No.  Under Delaware law, “dissenters’ rights” are not available in connection with the election of nominees to a board of directors or the ratification of a corporation’s independent registered public accounting firm.

Q.	HOW MAY I REQUEST A SINGLE SET OF PROXY MATERIALS FOR MY HOUSEHOLD?

A:
If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write us to request delivery of a single copy of these materials. Written requests should be made to Synutra International, Inc., Attention: Investor Relations, 2275 Research Blvd., Suite 500, Rockville, Maryland 20850.

Q.	WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE SET OF VOTING MATERIALS?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards.  For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares.  If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card.  Please complete, sign, date, and return each proxy card and voting instruction card that you receive.

Q.	WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE ANNUAL MEETING?

A:
Other than the proposals described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting.  If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.  If for any reason any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Q.	IS MY VOTE CONFIDENTIAL?

A:
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy.  Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.  Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to Company management.

Q.	WHO IS PAYING FOR THIS PROXY SOLICITATION?

A:
Our Board of Directors is making this solicitation, and we will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials.  In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communications by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities.  We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

PROPOSAL I – ELECTION OF DIRECTORS

Our Board currently has six directors, consisting of four independent directors, all of whom are independent as defined by the applicable listing requirements of the NASDAQ Global Select Market.  The Board proposes that the following three nominees, two of whom currently serve on the Board, be elected as Class II directors to serve for a term ending on the date of the third annual meeting of stockholders following the date such persons are elected as Class II directors, and until their successors are duly elected and qualified.  The Board’s Nominating Committee has approved and recommended for election as directors at the Annual Meeting the nominees described in this proxy statement.

Each of the nominees has consented to serve if elected.  If any of them becomes unavailable to serve as a director, the Board may designate a substitute nominee.  In that case, the persons named as proxies will vote for the substitute nominee designated by the Board. There is no other family relationship between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.  The affirmative vote of a plurality of the shares of Common Stock represented at the Annual Meeting is required to elect each director.

Name	Age	Position

Jinrong Chen	50	Director

Yiu-Chun Chan	57	Director

David Hui Li	41	Nominee

The biographies and work experience of each of our nominees for Class II directors is set forth under “Directors, Executive Officers, Promoters and Control Persons” beginning on page 11 of this proxy statement.

Vote Required and Recommendation of Board of Directors

Our Bylaws provide that directors are elected by a plurality of the votes cast by shares entitled to vote at such election of directors. In addition, applicable Securities and Exchange Commission voting requirements hold that stockholders have two voting choices for the election of directors: “FOR” or “WITHHOLD.” You may choose to vote “FOR” or “WITHHOLD” with respect to all of the nominees or any specific nominee(s). Stockholders entitled to vote at the annual meeting have the right to cast, in person or proxy, all of the votes to which the stockholder’s shares are entitled for each of the nominees. Under the plurality standard, the only votes that count when director votes are being tabulated are “FOR” votes. “WITHHOLD” votes have no effect. Thus, a director-nominee could be elected by a single “FOR” vote. Unless otherwise instructed on your signed proxy, your shares will be voted “FOR” the election of both nominees. If you do not vote for a particular nominee, or if your broker does not vote your shares of common stock held in “street name,” because you have not provided instructions as to the election of directors or if you withhold authority for one or all nominees, your vote will not count either “FOR” or “AGAINST” the nominee, although it will be counted for purposes of determining whether there is a quorum present at the meeting.

The Board Of Directors Recommends A Vote “For” Each Of The Nominees Listed Above.

PROPOSAL II – RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

General

On July 27, 2007, we dismissed our independent registered public accounting firm, Rotenberg & Co. LLP (“Rotenberg”), engaged to audit our financial statements, because the growth and size of our operations required us to select an accountant with greater resources and a more global scale.  The dismissal was effective immediately and was approved by the Audit Committee of our Board.  On the same day, our Board’s Audit Committee approved the engagement of Deloitte Touche Tohmatsu CPA Ltd. (“Deloitte”) as our new independent auditors.  No relationship existed in any manner between Deloitte and us prior to the date we engaged Deloitte.

Rotenberg’s audit reports on the Company’s consolidated financial statements for the years ended March 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.  In connection with the audits of the Company’s financial statements for each of the fiscal years ended March 31, 2007 and 2006 and through the date of dismissal, there were no disagreements between the Company and Rotenberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Rotenberg’s satisfaction, would have caused Rotenberg to make reference to the subject matter in their report on the Company’s consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Audit Committee of our Board has appointed Deloitte to act as our independent registered public accounting firm for the fiscal year ending March 31, 2010, and recommends that our stockholders vote to ratify such appointment.  Representatives of Deloitte are not expected to present at the Annual Meeting.

In the event of a negative vote on such ratification, the Board will reconsider its selection. No determination has been made as to what action the Board would take if the stockholders do not ratify the appointment.

Principal Accountant Fees And Services

The following discussion sets forth fees billed to us by Deloitte, our independent registered public accounting firm, during the fiscal years ended March 31, 2009 and 2008, and fees billed to us by Rotenberg, our former independent registered public accounting firm, during the fiscal years ended March 31, 2009 and 2008.

Audit Fees.  Rotenberg was paid aggregate fees of approximately nil and $171,368 for the fiscal years ended March 31, 2009 and 2008, for professional services rendered for the audit of the Company’s annual financial statements and for the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q.   Deloitte was paid aggregate fees of approximately $1,202,520 and $1,234,190 for the fiscal years ended March 31, 2009 and 2008, respectively, for professional services rendered for the audit of the Company’s annual financial statements and for the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q.

Audit-Related Fees.  Deloitte was paid aggregate fees of approximately nil and $467,735 for the fiscal years ended March 31, 2009 and 2008, respectively, for assurance and related services reasonably related to the performance of the audit or review of the Company’s financial statements.

Tax Fees.  Deloitte was paid aggregate fees of approximately $13,000 and nil for the fiscal years ended March 31, 2009 and 2008, for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees.  Deloitte was paid no other fees for any other services rendered to the Company for the fiscal year ended March 31, 2009 and 2008.

Audit Committee Pre-Approval Policies and Procedures.  Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors.  These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services.  The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval.

Vote Required and Recommendation of Board of Directors

Under Delaware law and pursuant to our Bylaws, the proposal to ratify Deloitte as our independent registered public accounting firm for the fiscal year ending March 31, 2010, will be approved by the affirmative vote of a majority of our issued and outstanding shares of Common Stock entitled to vote at meeting, represented in person or by proxy.

The Board Of Directors Recommends A Vote “For” The Ratification of Deloitte
as our Independent Registered Public Accountants.

SECURITY OWNERSHIP OF CERTAIN BENEFICAL OWNERS AND
MANAGEMENT

The following table sets forth certain information known to us regarding beneficial ownership of our Common Stock as of January 11, 2010, by:

•	each person known by us to be the beneficial owner of more than 5% of any class of our voting securities;

•	our chief executive officer and chief financial officer, our “named executive officers”;

•	each of our directors and nominees for directors; and

•	all executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security, and includes options and warrants that are currently exercisable within 60 days.  Information with respect to beneficial ownership has been furnished to us by each, director, executive officer or 5% or more stockholder, as the case may be.  Unless otherwise indicated, to our knowledge, each stockholder possesses sole voting and investment power over the shares listed, except for shares owned jointly with that person’s spouse.

This table lists applicable percentage ownership based on 54,000,713 shares of our Common Stock issued and outstanding as of January 11, 2010.

Shares Beneficially Owned Prior to This Offering
Name	Number	Percent
OFFICERS AND DIRECTORS
Liang Zhang, Director and Chief Executive Officer(1)	36,000,000	66.67%
Joseph Chow, Interim Chief Financial Officer	-	-
Weiguo Zhang, President and Chief Operating Officer	2,000	*
William W. Wu, Director and President of Marketing and Sales	-	-
Jinrong Chen, Director	-	-
Yiu-Chun Chan, Director	-	-
Ka-Keung Yeung, Director	-	-
David Hui Li, Director Nominee(2)	-	-
Lei Lin, Director	-	-
Xisen Mu, President of Production	-	-
All Executive Officers and Directors as a Group	36,002,000	66.67%

PRINCIPAL STOCKHOLDER
Warburg Pincus Private Equity IX, LP. (3)	5,000,000	9.26%
*Less than 1%

(1)  This amount includes 36,000,000 shares owned by Beams Power Investment Limited, or Beams, a British Virgin Islands company.  In addition Beams had issued a senior convertible note dated April 23, 2008, to the Warburg Pincus Entities, as defined below, convertible into up to 1,000,000 shares of common stock held by Beams.  Liang Zhang has dispositive and voting power over investments by Beams.  Liang Zhang’s wife, Xiuqing Meng, is the sole shareholder and director of Beams.  Of the shares held by Beams, 5,967,000 shares were pledged to Warburg (as defined below) pursuant to a share pledge agreement, dated April 23, 2008 and an additional 8,000,000 shares were pledged to Warburg on December 4, 2008.

(2)  Mr. Li is a managing director of Warburg Pincus Asia LLC, an affiliate of Warburg Pincus Private Equity IX, L.P. (“Warburg”).  Mr. Li disclaims beneficial ownership of any shares of the Company’s Common Stock owned by Warburg or any affiliate thereof.

(3)  According to a Schedule 13D/A filed by Warburg with the SEC on September 2, 2008, Warburg Pincus IX LLC, or WP IX LLC, is the sole general partner of Warburg. Warburg Pincus Partners LLC, or WP Partners, is the sole managing member of WP IX LLC, and Warburg Pincus & Co., or WP, is the sole managing member of WP Partners. Charles R. Kaye and Joseph P. Landy are general partners of WP and managing members and co-presidents of Warburg Pincus LLC, or WP LLC, which manages Warburg. WP, WP Partners, WP IX LLC, Warburg and WP LLC are collectively referred to as the “Warburg Pincus Entities.” Messrs. Kaye and Landy may be deemed to indirectly beneficially own the shares held by Warburg because of their affiliation with the Warburg Pincus Entities.  Messrs. Kaye and Landy disclaim beneficial ownership of the shares held by Warburg except to the extent of their pecuniary interest therein.  The address of the Warburg Pincus Entities is 450 Lexington Avenue, New York, New York, 10017. This amount includes 4,000,000 shares of common stock held directly by the Warburg Pincus Entities and up to 1,000,000 shares of common stock issuable to the Warburg Pincus Entities pursuant to the Senior Exchangeable Note, dated April 23, 2008, issued by Beams Power Investment Limited.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS;
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

The following sets forth information about our directors, director nominee and executive officers as of January 11, 2010:

Name	Age	Position

Liang Zhang	50	Chairman of the Board of Directors and Chief Executive Officer

Jinrong Chen	50	Director (1)(2)(3)

Yiu-Chun Chan	57	Director (1)(2)(3)

Lei Lin	42	Director (1)(2)(3)

Ka-Keung Yeung	50	Director (1)(2)(3)

David Hui Li	41	Director Nominee

William W. Wu	48	Director and President—Marketing and Sales

Weiguo Zhang	52	President and Chief Operating Officer

Joseph Chow	47	Interim Chief Financial Officer

Xisen Mu	52	President—Production

(1)   Member of Audit Committee.
(2)   Member of Compensation Committee.
(3)   Member of Nominating Committee.

Liang Zhang

Liang Zhang is our founder and has served as the chairman of our board of directors and chief executive officer since we became a public company in 2005.  Prior to that, Mr. Zhang served as chief executive officer of Synutra Illinois since 2000.  Mr. Zhang has worked in the food ingredients industry since the 1980s and founded his first entrepreneurial venture, Honnete, in the early 1990s. Honnete has since become the dominant supplier of whey protein products in China. Mr. Zhang has been recognized as a business leader in the dairy industry in China, serving as vice-chairman of the China Dairy Industry Association. Mr. Zhang received a bachelor’s degree in French language and literature from Nanjing International Relations Institute of China.

Jinrong Chen

Jinrong Chen has served as a director of our board of directors since June 27, 2006. Ms. Chen has served as associate professor at the School of Economics and Management of Tsinghua University in Beijing since 2001, specializing in corporate finance management, securities analysis, financial operations, corporate governance and controls. In addition to her academic career with top business schools in China, Ms. Chen also advises or sits on the board of certain public companies and private businesses in China. Ms. Chen received her bachelor’s degree in accounting from Beijing Institute of Electronics & Information and her MBA degree from Renmin University of China.

Yiu-Chun Chan

Yiu-Chun Chan has served as a director of our board of directors since December 3, 2006. Mr. Chan has over 30 years of experience in marketing agricultural and food products in the Greater China area.  Since 1996 Mr. Chan has been the chief executive officer of P R Consultants Limited, a company he founded in 1984 with two other partners. Previously, he served as a partner of Times Direct Marketing Asia—the largest privately held direct marketing company in South East Asia since 1989 and Executive Director of Lintas Hong Kong Limited from 1987 to 1988. Mr. Chan began his career marketing agricultural products at Sunkist Growers, where he was responsible for the advertising and promotion activities in the Hong Kong market. Mr. Chan received his Diploma in communications from Hong Kong Baptist University.

Lei Lin

Lei Lin has served as a director of our board of directors since October 1, 2007. Since 1992 Mr. Lin has been president and co-chief executive officer of Sinotrust, a leading consulting company in China which Mr. Lin founded in 1992. Mr. Lin received his bachelor’s degree in applied economic mathematics from Renmin University of China.

Ka-Keung Yeung

Ka-Keung Yeung has served as a director of our Board of Directors since January 8, 2010.  Mr. Yeung is the Executive Vice President and Chief Financial Officer of Phoenix Satellite Television Holdings Limited in charge of corporate finance, human resources and administration.  He is also the Qualified Accountant and Company Secretary of Phoenix Satellite Television Holdings Limited.  Mr. Yeung has held these positions since he joined Phoenix in March 1996 and has been in charge of all of Phoenix’s internal and external financial management and arrangements as well as the supervision of administration and personnel matters.  Mr. Yeung is a director of The9 Limited and Little Sheep Group Limited.  Mr. Yeung graduated from the University of Birmingham and remained in the United Kingdom until 1992 after obtaining his qualification as a chartered accountant.  Upon returning to Hong Kong, he worked at Hutchison Telecommunications and STAR in the fields of finance and business development.

David Hui Li

David Hui Li is a managing director of Warburg Pincus Asia LLC, a leading global private equity and venture capital firm.  Mr. Li has been with Warburg Pincus since 2002.  Before joining Warburg Pincus, Mr. Li was an Executive Director of the investment banking division of Goldman Sachs (Asia) LLC and a Vice President and an Associate of Morgan Stanley’s investment banking division in Hong Kong and New York.  Mr. Li is also a director of Intime Department Store (Group) Company Ltd., Tulip Media (International) Limited and RCS Group., Ltd.  Mr. Li received his B.S. degree in Economics from Renmin University of China and an MBA from Yale University’s School of Management.

William Wu

William W. Wu has served as our president of marketing and sales since July 2007 and is currently a member of our board of directors. Mr. Wu served as our vice president of marketing and sales since December 2005. Before joining us, Mr. Wu worked as a member of the senior management on sales, marketing and market research with Bristol-Myers Squibb (China) since 2001. Prior to that, Mr. Wu also worked in the marketing departments of Bristol Myers Squibb, Merck-Medco, a pharmacy benefit manager affiliated with Merck, later spun off from Merck as an independent company, and other sales and marketing organizations in the United States. Mr. Wu received a master’s degree in American studies from Beijing Foreign Studies University and his Ph.D. in sociology from the University of North Carolina at Chapel Hill.

Weiguo Zhang

Weiguo Zhang has been our chief operating officer and president since 2005 and is primarily responsible for our financial market operations, including investor relations, corporate development, and international strategic development. Mr. Zhang first joined us as president of Synutra Illinois in 2001 to oversee our U.S. operations, including information support in research and technologies and business development. Prior to joining us, Mr. Zhang was the managing director of Bambridge International, Ltd., which he founded in 1995. Mr. Zhang received a bachelor’s degree in English language and literature from the Nanjing International Relations Institute and a master’s degree in international economics and American foreign policy from the School of Advanced International Studies from John Hopkins University.

Joseph Chow

Joseph Chow has been our chief financial officer since November 2009.  Mr. Chow has over 16 years of experience in corporate finance, financial advisory and management and has held senior executive and managerial positions in various public and private companies.  Prior to joining us, Mr. Chow was managing director of Goldman Sachs (Asia) LLP from 2008 to 2009.  Prior to that, he served as an independent financial consultant from 2006 to 2008, as chief financial officer of Harbor Networks Limited from 2005 to 2006, and as chief financial officer of China Netcom (Holdings) Company Limited from  2001 to 2004.  Prior to that Mr. Chow also served as the director of strategic planning of Bombardier Capital, Inc., as vice president of international operations of Citigroup and as the corporate auditor of GE Capital.  Mr. Chow currently sits on the board as an independent non-executive director for Kasen International Holdings Limited and for Intime Department Store (Group) Co., Ltd. Mr. Chow obtained a Bachelor of Arts degree in political science from Nanjing Institute of International Relations and an MBA from the University of Maryland at College Park.

 Xisen Mu

Xisen Mu has served as our president of production since January 2007. Before joining us, Mr. Mu worked as general manager of Heilongjiang Dairy Group since 2001. Prior to that, Mr. Mu held senior positions with other major dairy companies in Heilongjiang province. He has more than 20 years of experience in the dairy industry in China. Mr. Mu received a diploma in management from Qiqihar Institute of Light Industry.

Board of Directors

Our board of directors currently has six directors, consisting of four independent directors, all of whom are independent as defined by the applicable listing requirements of the NASDAQ Global Select Market.

On June 11, 2008, our Board and stockholders approved our amended and restated Certificate of Incorporation (“Certificate of Incorporation”), which became effective on October 17, 2008.  Our Certificate of Incorporation provides that our Board shall be divided into three classes of directors.  The three classes, which are required to be as nearly equal in number as possible, will be designated Class I, Class II and Class III, and serve staggered three-year terms and hold office until their term of office expires or until such time as they are removed from office by resolution of our stockholders.  To effect such staggered terms, our amended and restated Bylaws provide that the directors first elected to Class I shall serve for a term ending on the date of the first annual meeting of stockholders following the end of our 2008 fiscal year; the directors first elected to Class II shall serve for a term ending on the date of the second annual meeting of stockholders following the end of our 2008 fiscal year; and the directors first elected to Class III shall serve for a term ending on the date of the third annual meeting of stockholders following the end of our 2008 fiscal year.  Our Board has designated Liang Zhang and William Wu as Class I directors, Jinrong Chen and Yiu-Chun Chan as Class II directors, and Lei Lin and Ka-Keung Yeung as Class III directors.  David Hui Li, if elected, will serve as a Class II director.  At our stockholder’s annual meeting on March 12, 2009, Liang Zhang and William Wu were reelected as Class I directors.

Director Independence

The Board has determined all current Board members, excluding Liang Zhang and William W. Wu, are “independent” under the applicable NASDAQ rules.  The Board has determined that David Hui Li, as the designee of Warburg Pincus Private Equity IX, L.P., may not be independent.  The Board has also determined the members of each committee of the Board are independent under the listing standards of the NASDAQ Global Select Market.  In making these determinations, the Board considered, among other things, the types and amounts of the commercial dealings between the Company and the companies and organizations with which the directors are affiliated.

Board Committees

Our Board has established the committees described below and may establish others from time to time.  The charters of the committees and the Code of Ethics applicable to our directors are available on our website www.Synutra.com.  These documents are also available in print to stockholders upon request to our Corporate Secretary.

Audit Committee. Our Audit Committee comprises Jinrong Chen, Lei Lin, Ka-Keung Yeung and Yiu-Chun Chan, all of whom are “independent” as defined by the applicable listing requirements of the NASDAQ Global Select Market.  Ms. Chen is the chairperson of our Audit Committee and serves as the financial expert of the committee.  The Audit Committee oversees our accounting and financial reporting processes and the audits of our financial statements.  The Audit Committee is responsible for, among other things:

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting with both management and the independent registered public accounting firm;

•
establishing policies and procedures for the receipt and retention of accounting related complaints and concerns, including a confidential, anonymous mechanism for the submission of concerns by employees;

•
periodically reviewing legal compliance matters, including securities trading policies, periodically reviewing significant accounting and other risks or exposures to our company, reviewing and, if appropriate, approving all transactions between our company or its subsidiaries and any related party (as described in Item 404 of Regulation S-K) and periodically reviewing business expenses of our chief executive officer; and

•	establishing policies for the hiring of employees and former employees of the independent registered public accounting firm.

Compensation Committee.  Our Compensation Committee consists of Jinrong Chen, Yiu-Chun Chan, Ka-Keung Yeung, and Lei Lin.  Ms. Chen is the chairperson of our Compensation Committee.  The purpose of our Compensation Committee is to discharge the responsibilities of our Board relating to compensation of our executive officers.  Specific responsibilities of our Compensation Committee include:

•	reviewing and recommending approval of compensation of our executive officers;

•	administering our stock incentive and employee stock purchase plans; and

•	reviewing and making recommendations to our board with respect to incentive compensation and equity plans.

Nominating Committee.  Our Nominating Committee consists of Yiu-Chun Chan, Jinrong Chen, Ka-Keung Yeung, and Lei Lin.  Mr. Chan is the chairman of our Nominating Committee.  The purpose of our Nominating Committee is to be primarily responsible for identifying individuals qualified to serve as members of the Board and recommending to the Board the persons to be nominated by the Board as nominees for director at each annual meeting of our stockholders.  Specific responsibilities of our Nominating Committee include:

•	developing and recommending to the Board criteria for board of directors and committee membership;

•	identifying individuals qualified to become board of directors members;

•	recommending to the Board the persons to be nominated for election as directors and to each of the board of directors’ committees;

•	developing and recommending to the Board a code of ethical conduct and a set of corporate governance policies and practices; and

•	monitoring and evaluating the performance of the Board and leading the Board in an annual self-assessment of its practices and effectiveness.

Identification and Evaluation of Director Nominees.  In identifying and evaluating individuals qualified to become Board members, the Nominating Committee will consider such factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. These factors may include, but are not limited to, judgment, skill, diversity (including factors such as race, gender or experience), integrity, experience with businesses and other organizations of comparable size and industry sector, the interplay of the candidate’s experience with the experience of other Board members and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. The Nominating Committee will also review the qualifications of director nominations submitted by stockholders of the Company, subject to the stockholders having followed procedures established from time to time by the Committee for this purpose. All potential director candidates, regardless of source, are reviewed under the same process.

The Nominating Committee assesses the appropriate size of the Board from time to time and whether any vacancies on the Board are anticipated. Various potential candidates for director are then identified. Candidates may come to the attention of the Nominating Committee through current Board members, professional search firms, stockholders or other industry sources. In evaluating the candidate, the Nominating Committee will consider factors other than the candidate’s qualifications, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. Candidates are evaluated at regular or special meetings of the Committee or through other less formal meetings and may be considered at any time during the year. In evaluating such candidates, the Committee seeks to achieve a balance of knowledge, experience and capability on the Board. In connection with this evaluation, the Committee determines whether to interview the prospective nominee, and if warranted, one or more members of the Committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the Nominating Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Nominating Committee.

The Nominating Committee has approved and recommended for election as directors at the Annual Meeting the nominees described in this proxy statement.

Board (and Committee) Meetings and Attendance

With respect to the fiscal year ended March 31, 2009, there were two meetings of our Board, four meetings of our Audit Committee, four meetings of our Compensation Committee, and four meetings of our Nominating Committee.  For that fiscal year, each of our directors has attended 75% or more of the aggregate number of meetings of the Board, and the committee(s) of the Board on which he or she serves.

Each director is expected to attend and participate in, either in person or by means of telephonic or video conference, all scheduled meetings of the Board and all meetings of the committees of the Board on which such director serves, and all scheduled meetings of stockholders of the Company. All of our current directors are expected to attend the Annual Meeting.

Communications with the Board of Directors

Stockholders may communicate directly with the Board by writing to them at Board of Directors, c/o Corporate Secretary, Synutra International, Inc., 2275 Research Blvd., Suite 500, Rockville, Maryland 20850.  Such communications will be forwarded to the director or directors to whom it is addressed, except for communications that are (1) advertisements or promotional communications, (2) solely related to complaints with respect to ordinary course of business customer service and satisfaction issues, or (3) clearly unrelated to the Company’s business, industry, management or Board or committee matters.

Section 16(a) Beneficial Ownership Reporting Requirements

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons who own beneficially more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the NASDAQ Global Select Market.  The Securities and Exchange Commission has established specific due dates for these reports, and we must disclose in this proxy statement any late filings during the fiscal year ended March 31, 2009.  These persons are required by regulation of the SEC to furnish copies of all such reports.  Based solely upon a review of Forms 3 and 4 furnished to Synutra, to our knowledge, during the period ended March 31, 2009,our officers, directors and greater than ten percent beneficial owners complied with the filing requirements.

Code of Ethics

The Company has a code of ethics that applies to all of the Company’s employees, including its principal executive officer, principal financial officer and principal accounting officer, and the Board of Directors.  A copy of this code is available on the Company's website at www.synutra.com.  The Company intends to disclose any changes in or waivers from its code of ethics by posting such information on its website or by filing a Form 8-K.

Legal Proceedings

We are not currently a party to any material legal proceedings. From time to time, we may be subject to various claims and legal actions arising in the ordinary course of business.  None of our directors, nominees or officers, or any associate of any of the foregoing, is currently a party adverse to the Company or any of our subsidiaries in a material proceeding or has a material interest adverse to the Company or any of our subsidiaries.

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This section describes the material elements of compensation earned by our executive officers during the fiscal year ended March 31, 2009.  Our executive compensation programs are determined and approved by the Compensation Committee of our Board.

Liang Zhang, who serves as our Chief Executive Officer, Lawrence Lee, who served as our Chief Financial Officer until November 10, 2009, and William W. Wu were our “named executive officers” for the fiscal year ended March 31, 2009, and the compensation for these officers is reported in the “Summary Compensation Table” below.  No other executive officer received compensation in excess of $100,000 for the fiscal year ended March 31, 2009.  Unless otherwise noted, the amounts reported in this proxy statement have been converted from Renminbi to U.S. dollars based on the conversion rate as of March 31, 2009 of RMB6.8359 to $1.00.

Overview of Executive Compensation Program

Our Board’s Compensation Committee has responsibility for establishing, implementing and monitoring our executive compensation program philosophy and practices.  The committee seeks to ensure that the total compensation paid to our executive officers is fair, reasonable and competitive.

Compensation Philosophy and Objectives

The Compensation Committee believes that an effective executive compensation program should provide base annual compensation that is reasonable in relation to the individual executive’s job responsibilities and reward the achievement of both annual and long-term strategic goals of our company.  Because of the size of our company, the small number of executive officers in our company, and our company’s financial priorities, the Compensation Committee has decided not to implement or offer any retirement plans, deferred compensation plans or other similar plans for our executive officers.  Accordingly, for the fiscal year ended March 31, 2009, the components of our executive compensation program consisted of cash salary only.  On June 11, 2008, the Company adopted the 2008 Stock Incentive Plan (the “Plan”).  The Plan provides the Company with the ability to grant stock-based awards to all employees, officers and directors.  Although the Compensation Committee currently has not granted any stock-based awards, the compensation committee will consider using equity incentive grants in the future.

The Compensation Committee also takes into account in making its decisions the executive compensation programs of other manufacturing and marketing companies operating in China.  The Committee may in future years reassess the levels of equity and cash compensation offered to our executives in light of our profitability and other performance factors.

Role of Executive Officers in Compensation Decisions

Our Compensation Committee and Chief Executive Officer annually review the performance of each executive officer (other than our Chief Executive Officer, whose performance is reviewed only by the compensation committee).  The Compensation Committee makes all decisions with respect to compensation for the Chief Executive Officer and will approve grants of equity awards to all of our executive officers.  Decisions regarding the non-equity compensation of our executive officers other than our Chief Executive Officer are made by our Chief Executive Officer.

Setting Executive Compensation

In making its compensation decisions, our Compensation Committee does not retain outside compensation consultants.  Instead, the committee reviews compensation data for executives of other listed companies located in China.  The Committee utilizes this data to set compensation for our executive officers at levels targeted at or around the average of the compensation amounts provided to similarly situated executives at comparable local companies considering, for each executive, their individual experience level and the responsibilities of their position with us.  There is no pre-established policy or target for the allocation between cash and non-cash incentive compensation.

Employment Agreements

We have entered into standard employment agreements with each of our executive officers, including the named executive officers.  The terms and conditions of these employment agreements are determined via negotiations between the employee parties and us, and the framework and structure of the agreements are intended to comply with applicable PRC labor and employment laws.

Liang Zhang’s employment agreement was automatically extended and has an indefinite term and provides for an annual base salary of approximately $175,544.  William W. Wu’s employment agreement has a two-year term that ends on June 30, 2009, which was automatically extended for another two years upon expiration, and provides for an annual base salary of approximately $122,881.  Lawrence Lee’s employment agreement was ended on November 10, 2009 and provides for an annual base salary of approximately $110,593.

Executive Compensation Components

For the fiscal year ended March 31, 2009, the principal component of compensation for our executive officers was their base salary.  We provide executive officers with a base salary to compensate them for services rendered during the fiscal year.  Base salary ranges for the executive officers are determined for each executive based on his or her position and responsibility.

During its review of base salaries for executives, our Compensation Committee primarily considers:

•	the negotiated terms of each executive’s employment agreement;

•	internal review of the executive’s compensation, both individually and relative to other executive officers; and

•	individual performance of the executive.

Salary levels are typically considered annually as part of our performance review process, as well as upon a change in job responsibility.  Merit-based increases to salaries are based on the Compensation Committee’s assessment of the individual’s performance.  Our executive officers did not receive any annual bonus or equity-based compensation for the fiscal year ended March 31, 2009.

Summary Compensation Table — Fiscal Years Ended March 31, 2009, 2008 and March 31, 2007

The following table presents information regarding compensation of our named executive officers for services rendered during the fiscal years ended March 31, 2009, 2008 and 2007.  The amounts reported in this table have been converted from Renminbi to U.S. Dollars based on the March 31, 2009 conversion rate of RMB 6.8359 to $1.00.

Name and Principal Position	Year ended March, 31	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Liang Zhang (1)	2009	175,544	0	0	0	0	0	0	175,544
Chairman of	2008	170,964	0	0	0	0	0	0	170,964
the Board and Chief Executive Officer	2007	32,334	0	0	0	0	0	0	39,026

Lawrence Lee (2)	2009	110,593	0	0	0	0	0	0	110,593
Chief	2008	56,988	0	0	0	0	0	10,407	67,395
Financial Officer	2007	0	0	0	0	0	0	0	0

William W. Wu	2009	122,881	0	0	0	0	0	0	122,881
President –	2008	119,675	0	0	0	0	0	0	119,675
Marketing and Sales	2007	119,675	0	0	0	0	0	0	119,675

(1)
Because of his significant equity interest in us, Liang Zhang elected not to receive any form of compensation, monetary or otherwise, prior to January 2007.  This amount for 2007 reflects the base salary paid to Liang Zhang for the last three months of the fiscal year ended March 31, 2007.

(2)
Lawrence Lee was appointed our chief financial officer effective October 1, 2007 and resigned effective as of November 10, 2009.  The amounts reported in column (i) reflect retainer fees for his service on our board of directors prior to his appointment as our chief financial officer.

Plan-Based Awards — Fiscal Year Ended March 31, 2009

None of our named executive officers received any grants of options or other stock-based awards during the fiscal year ended March 31, 2009.  Additionally, none of our named executive officers held any outstanding options or other stock-based awards as of the last day of the fiscal year ended March 31, 2009, nor did any of our named executive officers exercise any options or hold any other stock awards that vested during the fiscal year ended March 31, 2009.

Potential Payments upon Termination of Employment or Change of Control

We have not entered into any arrangements with our executive officers to provide severance or change of control benefits.  Upon a termination of employment by us, an employee is generally entitled under PRC labor law to one month’s severance pay for each full year he or she has been employed with us (with a minimum of one month’s severance pay and a maximum of 12 months’ severance pay). We have not made such severance provisions for our executive officers as the amount is not material.

Stock Incentive Plan

We have adopted the 2008 Stock Incentive Plan to provide an additional means to attract, motivate, retain and reward selected employees and other eligible persons.  Employees, officers, directors, and consultants that provide services to us or one of our subsidiaries may be selected to receive awards under the Plan.

Our Board, or a committee of directors appointed by the Board, will have the authority to administer the Plan.  The administrator of the Plan will have broad authority to:

•	select participants and determine the types of awards that they are to receive;

•	determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award;

•	cancel, modify or waive our rights with respect to, or modify, discontinue, suspend or terminate any or all outstanding awards, subject to any required consents;

•	construe and interpret the terms of the Plan;

•	accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards;

•	subject to the other provisions of the Plan, make certain adjustments to an outstanding award and authorize the conversion, succession or substitution of an award; and

•
allow the purchase price of an award or shares of our common stock to be paid in the form of cash, check or electronic funds transfer, by the delivery of already-owned shares of our common stock or by a reduction of the number of shares deliverable pursuant to the award, by services rendered by the recipient of the award, by notice and third-party payment or cashless exercise on such terms as the administrator may authorize, or any other form permitted by law.

A total of 12,500,000 shares of our common stock have been authorized for issuance with respect to awards granted under the Plan.  Any shares subject to awards that are not paid or exercised before they expire or are terminated, as well as shares used to pay the purchase or exercise price of awards or related tax withholding obligations, will become available for other award grants under the Plan.  As of the date of this filing, no awards have been granted under the Plan, and the full number of shares authorized under the Plan will be available for award purposes.

Awards under the Plan may be in the form of incentive or nonqualified stock options, stock appreciation rights, restricted stock, stock bonuses and other forms of awards granted or denominated in our common stock or units of our common stock.  Awards under the plan generally will not be transferable other than by will or the laws of descent and distribution, except that the plan administrator may authorize certain transfers for tax or estate planning purposes.

Nonqualified stock options and other awards may be granted at prices below the fair market value of the common stock on the date of grant.  Restricted stock awards can be issued for nominal or the minimum lawful consideration.  Incentive stock options must have an exercise price that is at least equal to the fair market value of our common stock, or 110% of fair market value of our common stock for incentive stock option grants to any 10% owner of our common stock, on the date of grant.  These and other awards may also be issued solely or in part for services.  Awards are generally paid in cash or shares of our common stock.  Subject to applicable tax law, the plan administrator may provide for the deferred payment of awards and may determine the terms applicable to deferrals.

As is customary in incentive plans of this nature, the number and kind of shares that will be available under the Plan and any outstanding awards, as well as the exercise or purchase prices of awards, will be subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.  In no case (except due to an adjustment referred to above or any repricing that may be approved by our stockholders) will any adjustment be made to a stock option or stock appreciation right award under the Plan (by amendment, cancellation and regrant, exchange or other means) that would constitute a repricing of the per-share exercise or base price of the award.

Upon the occurrence of any of the following:

•	any merger, combination, consolidation, or other reorganization;

•	any exchange of our common stock or other securities;

•	a sale of all or substantially all of our business, stock or assets;

•	our dissolution; or

•	any other event in which we do not survive (or do not survive as a public company in respect of our common stock);

outstanding awards under the Plan will generally become fully vested and will terminate upon the transaction, unless the awards are assumed by the successor entity or otherwise continue in the circumstances.

Our board of directors may amend or terminate the Plan at any time, but no such action will affect any outstanding award in any manner materially adverse to a participant without the consent of the participant.  The Plan and any Plan amendments will be submitted to stockholders for their approval as required by applicable law or any applicable listing agency.  The Plan is not exclusive — our board of directors and compensation committee may grant stock and performance incentives or other compensation, in stock or cash, under other plans or authority.

The plan will terminate on June 10, 2018.  However, the plan administrator will retain its authority until all outstanding awards are exercised or terminated.  The maximum term of options, stock appreciation rights and other rights to acquire common stock under the plan is ten years after the initial date of the award.

Director Compensation

The following table presents information regarding the compensation for the fiscal year ended March 31, 2009 to members of our Board who were not also employed by us (referred to as our “non-employee directors”) during the fiscal year.  The compensation paid to Liang Zhang, Lawrence Lee and William W. Wu, each of whom is or was employed by us, is presented above in the table titled “Summary Compensation Table—Fiscal Years Ended March 31, 2009, 2008 and 2007” and the related explanatory tables.  Ka-Keung Yeung became a member of the board of directors in January 2010.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jinrong Chen	40,000	0	0	0	0	0	40,000

Yiu-Chun Chan	40,000	0	0	0	0	0	40,000

Lei Lin	40,000	0	0	0	0	0	40,000

(1)	None of our non-employee directors held any outstanding options or other stock-based awards as of the last day of the fiscal year ended March 31, 2009.

Non-Employee Director Compensation

Currently, each of our non-employee directors is entitled to receive an annual cash retainer of $40,000 for his or her services as a director.  In addition, our non-employee directors are reimbursed for travel, lodging and other reasonable out-of-pocket expenses incurred in attending meetings of the board and board committees.  Our non-employee directors do not receive any equity-based awards or other compensation for their service as directors.

Audit Committee Report

The following is the report of our Audit Committee with respect to our audited financial statements for the fiscal year ended March 31, 2009. This report shall not be deemed soliciting material or to be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Securities Exchange Act or to the liabilities of Section 18 of the Securities Exchange Act, nor shall any information in this report be incorporated by reference into any past or future filing under the Securities Act or the Securities Exchange Act, except to the extent we specifically request that it be treated as soliciting material or specifically incorporate it by reference into a filing under the Securities Act or the Securities Exchange Act.

Our Board’s Audit Committee reviewed and discussed the audited financial statements of the Company for the fiscal year ended March 31, 2009, with management and the independent accountants for that fiscal year, Deloitte Touche Tohmatsu CPA Ltd (“Deloitte”). The Board, including the Audit Committee, received an opinion of Deloitte as to the conformity of such audited consolidated financial statements with GAAP.

The Audit Committee discussed with Deloitte the overall scope and plan for its audit for the fiscal year ended March 31, 2009.  The Audit Committee has discussed with Deloitte the matters required to be discussed by Statement on Accounting Standards 6.  In addition, the Audit Committee has received written disclosures and a letter from Deloitte regarding its independence from the Company as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Deloitte the independence of that firm.  Based upon such reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended March 31, 2009, be included in the Company’s Annual Report on Form 10-K for the same period, which was filed with the Securities and Exchange Commission on June 15, 2009.

AUDIT COMMITTEE

Jinrong Chen (Chairperson)

Lei Lin

Yiu-Chun Chan
January 5, 2010

Compensation Committee Report

The following report of our Compensation Committee shall not be deemed soliciting material or to be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Securities Exchange Act or to the liabilities of Section 18 of the Securities Exchange Act, nor shall any information in this report be incorporated by reference into any past or future filing under the Securities Act or the Securities Exchange Act, except to the extent that we specifically request that it be treated as soliciting material or specifically incorporate it by reference into a filing under the Securities Act or the Securities Exchange Act.

The Compensation Committee has reviewed and discussed with management the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K, which such discussion and analysis was included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2009.  The Compensation Committee has recommended to our Board that the foregoing “Compensation Discussion and Analysis” be included in this proxy statement.

COMPENSATION COMMITTEE

Jinrong Chen (Chairperson)

Lei Lin

Yiu-Chun Chan
January 5, 2010

Compensation Committee Interlocks and Insider Participation

Jinrong Chen, Yiu-Chun Chan and Lei Lin each served on our Compensation Committee during the fiscal year ended March 31, 2009.  None of these directors is or was an executive officer of our company or had any relationships requiring disclosure by us under the SEC’s rules requiring disclosure of certain relationships and related-party transactions.  None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served as a director or member of our compensation committee during the fiscal year ended March 31, 2009.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

Transactions with Affiliate Companies controlled by Liang Zhang

Our Chairman, Chief Executive Officer and principal stockholder, Liang Zhang, controls several other companies in China.  Among these companies, we sell butter and skimmed milk powder to Beijing Kelqin Dairy Co., Ltd.  and Honnete, formulation ingredients to Beijing Ao Naier Feed Stuff LLC, our name brand products to St.  Angel (Beijing Business Service) and engage the services of Beijing Luding Xueyuan for direct sales, catalogue sales, and regional retail outlets distribution.  We also purchased whey protein powder from Honnete and Beijing Kelqin Dairy Co., Ltd., and catalogues, brochures, and marketing materials from Beijing Sheng Long Media Co., Ltd.  In January 2008, Liang Zhang sold all his interest in Beijing Ao Naier Feed Stuff LLC and Beijing Luding Xueyuan.

Honnete imports whey protein from Eurosérum.  We purchased substantially all of our whey protein powder from Honnete until December 2007, when we started to purchase substantially all of our whey protein powder directly from Eurosérum.  For the fiscal year ended March 31, 2009 we purchased $10.4 million of whey protein powder from Honnete.

The following table sets forth the value of our sales to our affiliated companies during the period indicated.

Year Ended March 31, 2009
($ in thousands)

Beijing Honnete Dairy Co., Ltd.	2,255
Total	2,255

The following table sets forth the value of our purchases from our affiliated companies during the period indicated.

Year Ended March 31, 2009
($ in thousands)

Beijing Kelqin Dairy Co., Ltd.	154
Beijing Honnete Dairy Co., Ltd.	10,376
St. Angel (Beijing) Business Service Co., Ltd.	1,639
Total	12,169

In June 2008, we sold two commercial buildings, one of which was classified as assets held for sale as of March 31, 2008, to Sheng Zhi Da Dairy Group Corporation, an entity 100% controlled by our CEO, at the carrying value of $1.7 million.  The amount represents the balance due from Sheng Zhi Da Dairy Group Corporation as of March 31, 2009.

We also had short-term loans from Honnete and Luyin, which were controlled by our CEO, in the amount of $7.5 million as of March 31, 2009, and the amount has decreased to $6.6 million as of June 12, 2009.  The maturity dates of the short-term loans outstanding from related parties at March 31, 2009 are in October 2010.  The balance as of March 31, 2009 included a US dollar loan of $3.9 million and a RMB loan of $3.6 million, and the interest rates were 10.0% and 5.5% respectively.  In fiscal year ended March 31, 2009, we did not make any interest payment to Honnete and Luiyin.  The accrued interest expenses associated with the loans from our related parties was $238,200 as of March 31, 2009.

Agreements with Warburg

On June 15, 2007, pursuant to a Purchase Agreement dated May 24, 2007 (the “Stock Purchase Agreement”), the Company issued 4,000,000 shares of common stock to Warburg Pincus Private Equity IX, L.P., (“Warburg”), for $66.0 million and entered into a Registration Rights Agreement with Warburg (the “Registration Rights Agreement”).  Pursuant to the Registration Rights Agreement, the Company granted Warburg certain customary registration rights, including demand, piggyback and Form S-3 registration rights.  Subject to the provisions of the Registration Rights Agreement and the restrictions of its lock-up agreement, Warburg will be entitled to require the Company to register the resale of its shares under the Securities Act.

Under the Purchase Agreement, so long as Warburg owns at least 50% of the shares acquired by it, Warburg has the right to designate a person to serve on the board of directors of the Company, and the Company agreed to use its best efforts to nominate and cause a designee of Warburg to be elected to the Company’s board of directors.  Warburg has designated Mr. Li as its nominee.  In connection with the Stock Purchase Agreement, the Company has also entered a Voting and Co-Sale Agreement with Beams Power Investment Limited (“Beams”), the Company’s majority stockholder, and Warburg pursuant to which Beams agreed to vote all shares of Common Stock owned by Beams in favor of the election of Warburg’s designee.

On April 23, 2008, Beams and Warburg entered into a note purchase agreement.  Pursuant to this note purchase agreement, Beams issued Warburg a senior convertible note in an aggregate principal amount of $30 million, which is convertible into shares of our common stock held by Beams.  In addition, Beams and Warburg entered into a share pledge agreement, dated April 23, 2008, pursuant to which Beams agreed to pledge an aggregate of 5,967,000 of shares of our common stock held by Beams as initial collateral for the loan covered by the note.  On December 4, 2008, Beams agreed to pledge an additional 8,000,000 shares of the Company’s common stock held by Beams as collateral for the loan covered by the note.

In connection with the issuance of the note and the share pledge agreement, we entered into a registration rights agreement, dated April 23, 2008, with Beams and Warburg, pursuant to which we granted Warburg certain customary registration rights, including demand, piggyback and Form S-3 registration rights, with respect to the shares of the Company’s common stock Warburg acquires or may acquire pursuant to the note purchase agreement, the note and the share pledge agreement.

Review, Approval or Ratification of Transactions with Related Parties

All transactions involving the Company and its officers, directors, principal stockholders and their affiliates will be and have been approved by a majority of the Board, including a majority of independent directors.

STOCKHOLDER PROPOSALS

Proposals to be Addressed at our next Annual Meeting

Stockholder Nominations for Board of Directors. In order for your director nomination to be presented and considered at our Annual Meeting, our Bylaws require that, among other things, stockholders give written notice of any proposal or nomination of a director to our Secretary at our principal executive offices.  To be timely, the notice must be received no earlier than the close of business on October 11, 2010 and before December 12, 2010, provided, however, that in the event that the annual meeting is called for a date that is not within 25 days before or after February 8, 2011, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was made or such public announcement of the date of such meeting is first made, whichever first occurs.

To be in proper written form, such stockholder’s notice shall set forth: (1) as to each person whom the stockholder proposes to nominate for election or re-election as a director (i) the name, age, business address and residence address of such person; (ii) the principal occupation or employment of such person; (iii) the class and number of shares of capital stock of the Company which are beneficially owned by such person; and (iv) any other information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Section 14 of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations promulgated thereunder; and (2) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made (i) the name and address, as they appear on the Company’s books, of such stockholder, and of such beneficial owner; (ii) the class and number of shares of capital stock of the Company which are beneficially owned by such stockholder and such beneficial owner; (iii) a description of any arrangements or understandings between such stockholder and each proposed nominee and any other person (including their names) pursuant to which the nomination(s) are to be made by such stockholder and such beneficial owner; (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such stockholder and such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors, or may otherwise be required, in each case pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

Stockholder Proposal for Other Business. In order for your proposal for any other business or matter to be presented and considered at the Annual Meeting, our Bylaws require that, among other things, stockholders give written notice of any proposal or nomination of a director to our Secretary at our principal executive offices.  To be timely, the notice must be received no earlier than the close of business on October 11, 2010 and before December 12, 2010, provided, however, that in the event that the annual meeting is called for a date that is not within 25 days before or after February 8, 2011, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public announcement of the date of such meeting is first made, whichever first occurs.

To be in proper written form, such stockholder’s notice shall set forth: (1) as to each matter that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (2) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made: (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner; (ii) the class and number of shares of capital stock of the Company which are beneficially owned by such stockholder and such beneficial owner; (iii) a description of any arrangements or understandings between such stockholder and any other person (including their names) in connection with the proposal of such business by such stockholders and any material interest in such business of such stockholder and the such beneficial owner; (iv) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting; and (v) any other information relating to such stockholder and such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for such matters, or may otherwise be required, in each case pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

The Board will review any proposal that is received by that date and determine if it is a proper proposal to present at the Annual Meeting.  Stockholders interested in submitting a nomination or proposal for consideration at the Annual Meeting should consult the Company’s Bylaws to ensure that any such notice of nomination or proposal is submitted to the Company in proper form.

If a stockholder desires to have proper proposals submitted for inclusion in the Company’s proxy statement for the next Annual Meeting, stockholder proposals must be received at the Company’s principal executive office no later than September 17, 2010 and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended.

The attached Proxy grants the proxy holders discretionary authority to vote on any matter raised at the Annual Meeting.  If a stockholder fails to comply with the foregoing notice provisions, proxy holders will be allowed to use their discretionary voting authority should the stockholder proposal come before the next annual meeting.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Certain stockholders who share an address are being delivered only one copy of this proxy statement unless the Company or one of its mailing agents has received contrary instructions. Upon the written or oral request of a stockholder at a shared address to which a single copy of this proxy statement was delivered, the Company shall promptly deliver a separate copy of this proxy statement to such stockholder. Written requests should be made to Synutra International, Inc., Attention: Investor Relations, 2275 Research Blvd., Suite 500, Rockville, Maryland 20850 and oral requests may be made by calling the Company at (301) 840-3888. In addition, if such stockholder wishes to receive separate annual reports, proxy statements or information statements in the future, such stockholder should notify the Company either in writing addressed to the foregoing address or by calling the foregoing telephone number. Stockholders sharing an address who are receiving multiple copies of this Information Statement may request delivery of a single annual report, proxy statement or information statement in the future by directing such request in writing to the address above or calling the number above.

OTHER MATTERS

Management does not intend to present any other items of business and knows of no other matters that will be brought before the annual meeting.  Whether or not you plan to attend the annual meeting, please sign and date the enclosed proxy card and return it in the enclosed envelope to ensure your representation at the annual meeting.

FORWARD-LOOKING STATEMENTS

This proxy statement and materials delivered with this proxy statement, including our annual report on Form 10-K, for the year ended March 31, 2009, contains “forward-looking” statements. All statements other than statements of historical facts included in this proxy statement and materials delivered with this proxy statement, including, without limitation, statements regarding our financial position, business strategy, and plans and objectives of management for future operations and capital expenditures, are forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements and the assumptions upon which the forward-looking statements are based are reasonable, we can give no assurance that such expectations and assumptions will prove to have been correct. Additional statements concerning important factors that could cause actual results to differ materially from our expectations are disclosed in the “Note Regarding Forward Looking Statements” section of our annual report on Form 10-K for the year ended March 31, 2009. All written and oral forward-looking statements attributable to us or persons acting on our behalf subsequent to the date of this proxy statement are expressly qualified in their entirety by such cautionary statements.

WHERE YOU CAN FIND MORE INFORMATION

Synutra International, Inc. files reports, proxy statements, and other information with the Securities and Exchange Commission (“SEC”).  You can read and copy these reports, proxy statements, and other information concerning our company at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information about the operation of the SEC’s Public Reference Room.  The SEC also maintains an Internet site that contains all reports, proxy statements and other information that we file electronically with the SEC.  The address of that website is http://www.sec.gov.

A copy of our annual report on form 10-K, for the year ended March 31, 2009, which includes financial statements for the Company for the fiscal year then ended and excluding exhibits is being mailed to each stockholder of record with this proxy statement. The exhibits to the Form 10-K are available upon payment of charges that approximate reproduction costs. If you would like to request documents, please do so by January 25, 2010, to receive them before the annual meeting of stockholders. Requests should be sent in writing to:

Synutra International, Inc.
2275 Research Blvd., Suite 500
Rockville, Maryland 20850

Attention: Corporate Secretary

PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE.  YOU MAY REVOKE THE PROXY BY GIVING WRITTEN NOTICE OF REVOCATION TO THE COMPANY PRIOR TO THE ANNUAL MEETING, BY EXECUTING A LATER DATED PROXY AND DELIVERING IT TO COMPANY’S CORPORATE SECRETARY PRIOR TO THE ANNUAL MEETING OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

By Order of the Board of Directors,

Liang Zhang
Chief Executive Officer

January 15, 2010

APPENDIX A

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SYNUTRA INTERNATIONAL INC.

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DESIGNATION (IF ANY)
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Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on February 7, 2009.

Vote by Internet

- Log on to the Internet and go to **www.envisionreports.com/SYUT**
- Follow the steps outlined on the secured website.

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Follow the instructions provided by the recorded message.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. PROPOSAL I - ELECTION OF CLASS II DIRECTORS: Three persons are nominated – Jinrong Chen, Yiu-Chun Chan and David Hui Li – to serve as Class II directors for a term ending on the date of the third annual meeting of stockholders following the date such persons are elected as Class II directors, and until their successors are duly elected and qualified:

01 - Liang Zhang 02 - Yiu-Chun Chan
03 - David Hui Li

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☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

	For	Against	Abstain
2. PROPOSAL II - RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS: Deloitte Touche Tohmatsu CPA Ltd. as the Company's public accountants for the fiscal year ending March 31, 2010.	☐	☐	☐
3. OTHER BUSINESS: Such other business as may properly come before the meeting.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please mark, date and sign your name exactly as it appears hereon and return the Proxy as promptly as possible. It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting in person. When signing as agent, partner, attorney, administrator, guardian, trustee or in any other fiduciary or official capacity, please indicate your title. If shares are held jointly, each owner must sign.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Synutra International, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Know all men by these presents that the undersigned stockholder of SYNUTRA INTERNATIONAL, INC. ("Company") hereby constitutes and appoints Liang Zhang, as attorney and proxy to appear, attend, and vote all of the shares of the Company standing in the name of the undersigned at the Annual meeting of Stockholders of the Company to held at the Synutra International Building, 106 Dong Lu Yuan, Tongzhou District, Beijing 101101, China, and at any adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all the nominees listed and FOR Proposals 2 and 3.

Please mark, date and sign your name exactly as it appears hereon and return the Proxy as promptly as possible. It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting in person.

(In order to execute your proxy, please remove this page and return to the Company in the envelope provided.)

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APPENDIX B

DIRECTIONS

Directions to venue for the Synutra International Inc. Shareholders Meeting scheduled for February 8, 2010:

From Beijing Capital International Airport:  Take Airport Expressway in direction of Beijing for about 15 kilometers from toll station, take Exit 3B onto East 5th Ring Road in the direction of Jing-Tong Expressway (from Beijing to Tongzhou) for another 15 kilometers, then take Exit 9B onto Jing-Tong Expressway in the direction of Tongzhou for about 5 kilometers, after the toll station where Jing-Tong Expressway ends, bear to the left split onto the Beijing-Harbin Expressway, take Exit 2 in the direction of Gengzhuang, make a left at the traffic light and proceed through another 2 traffic lights, make another left at the T intersection, right at the next traffic light, proceed for about 400 meters and make a left at a four-way intersection (no traffic light) and the Synutra International Building is about 200 meters ahead on the left.

From Central Business District (CBD) of Beijing: take Chang An Avenue east which becomes Jing-Tong Expressway after the World Trade Center Bridge, proceed onto Jing-Tong Expressway in the direction of Tongzhou for about 5 kilometers, after the toll station where Jing-Tong Expressway ends, bear to the left split onto the Beijing-Harbin Expressway, take Exit 2 in the direction of Gengzhuang, make a left at the traffic light and proceed through another 2 traffic lights, make another left at the T intersection, right at the next traffic light, proceed for about 400 meters and make a left at a four-way intersection (no traffic light) and the Synutra International Building is about 200 meters ahead on the left.